EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Scott Epperson, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the GS Mortgage Securities Trust 2020-GSA2 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, LNR Partners, LLC, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Pentalpha Surveillance LLC, as Operating Advisor, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Grand Canal Shoppes Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the Grand Canal Shoppes Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Grand Canal Shoppes Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Grand Canal Shoppes Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Grand Canal Shoppes Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Grand Canal Shoppes Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the McCarthy Ranch Mortgage Loan, Argentic Services Company LP, as Special Servicer for the McCarthy Ranch Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the McCarthy Ranch Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the McCarthy Ranch Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the McCarthy Ranch Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the McCarthy Ranch Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the White Oak Crossing Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the White Oak Crossing Mortgage Loan, Wilmington Trust, National Association, as Trustee for the White Oak Crossing Mortgage Loan, Citibank, N.A., as Custodian for the White Oak Crossing Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the White Oak Crossing Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the White Oak Crossing Mortgage Loan, KeyBank National Association, as Primary Servicer for the MGM Grand & Mandalay Bay Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the MGM Grand & Mandalay Bay Mortgage Loan, Wilmington Trust, National Association, as Trustee for the MGM Grand & Mandalay Bay Mortgage Loan, Citibank, N.A., as Custodian for the MGM Grand & Mandalay Bay Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the MGM Grand & Mandalay Bay Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 711 Fifth Avenue Mortgage Loan, KeyBank National Association, as Special Servicer for the 711 Fifth Avenue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 711 Fifth Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 711 Fifth Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 711 Fifth Avenue Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 711 Fifth Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 711 Fifth Avenue Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Redmond Town Center Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Redmond Town Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Redmond Town Center Mortgage Loan, Citibank, N.A., as Custodian for the Redmond Town Center Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Redmond Town Center Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Redmond Town Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the SoCal & South Miami Medical Office Portfolio Mortgage Loan, LNR Partners, LLC, as Special Servicer for the SoCal & South Miami Medical Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the SoCal & South Miami Medical Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the SoCal & South Miami Medical Office Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the SoCal & South Miami Medical Office Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the SoCal & South Miami Medical Office Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 32-42 Broadway Mortgage Loan, LNR Partners, LLC, as Special Servicer for the 32-42 Broadway Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 32-42 Broadway Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 32-42 Broadway Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 32-42 Broadway Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 32-42 Broadway Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Elo Midtown Office Portfolio Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Elo Midtown Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Elo Midtown Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Elo Midtown Office Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Elo Midtown Office Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Elo Midtown Office Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the JW Marriott Nashville Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the JW Marriott Nashville Mortgage Loan, Wilmington Trust, National Association, as Trustee for the JW Marriott Nashville Mortgage Loan, Citibank, N.A., as Custodian for the JW Marriott Nashville Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the JW Marriott Nashville Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the JW Marriott Nashville Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Hotel ZaZa Houston Museum District Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Hotel ZaZa Houston Museum District Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Hotel ZaZa Houston Museum District Mortgage Loan, Citibank, N.A., as Custodian for the Hotel ZaZa Houston Museum District Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Hotel ZaZa Houston Museum District Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Hotel ZaZa Houston Museum District Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Cabinetworks Portfolio Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Cabinetworks Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Cabinetworks Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Cabinetworks Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Cabinetworks Portfolio Mortgage Loan, and Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Cabinetworks Portfolio Mortgage Loan.

Dated: March 14, 2024

/s/ Scott Epperson

Scott Epperson

Chief Executive Officer

(senior officer in charge of securitization of the depositor)